SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 15, 2004

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 15, 2004, Cutter & Buck issued a release announcing the inception of a quarterly dividend and a stock repurchase program.  A copy of this release is hereby furnished pursuant to Regulation FD, and attached as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS

99.1                           Press Release dated March 15, 2004, furnished pursuant to Item 12 of this Form 8-K.

99.2                           Press Release dated March 15, 2004, furnished pursuant to Item 5 of this Form 8-K.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 15, 2004, Cutter & Buck Inc. issued a release announcing its financial results for the third quarter and first nine months of the fiscal year 2004.  A copy of the release is furnished as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ Frances M. Conley
Frances M. Conley
Chairman and Chief Executive Officer

Dated: March 17, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated March 15, 2004, furnished pursuant to Item 12 of this Form 8-K.
99.2	Press Release dated March 15, 2004, furnished pursuant to Item 5 of this Form 8-K.